EXHIBIT 24


                               POWER OF ATTORNEY


      We, the undersigned Directors and Officers of Precision Auto Care, Inc. (the "Corporation"), hereby constitute and appoint Arnold Janofsky, our true and lawful attorney-in-fact with full power to sign for us, in our names and in the capacities indicated below, the Corporation's Annual Report on Form 10-K for the year ended June 30, 1998, and any and all amendments thereto.


Name                        Title                            Date


/s/ John F. Ripley          President and Chief Executive
_________________________   Officer; Director (Principal
John F. Ripley              Executive Officer)               September 28, 1998


                            Senior Vice President and Chief
/s/ John F. Moynahan        Financial Officer (Principal
_________________________   Financial and Accounting
John F. Moynahan            Officer)                         September 28, 1998

/s/ Lynn E. Caruthers
_________________________   Chairperson of the Board of
Lynn E. Caruthers           Directors; Director              September 28, 1998

/s/ Woodley A. Allen
_________________________
Woodley A. Allen            Director                         September 28, 1998

/s/ George A. Bavelis
_________________________
George Bavelis              Director                         September 28, 1998

/s/ Bernard H. Clineburg
_________________________
Bernard H. Clineburg        Director                         September 28, 1998

/s/ Clarence E. Deal
_________________________
Clarence E. Deal            Director                         September 28, 1998



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/s/ Effie L. Eliopulos
_________________________
Effie Eliopulos             Director                         September 28, 1998

/s/ Bassam N. Ibrahim
_________________________
Bassam N. Ibrahim           Director                         September 28, 1998

/s/ Richard O. Johnson
_________________________
Richard O. Johnson          Director                         September 28, 1998

/s/ Arthur Kellar
_________________________
Arthur Kellar               Director                         September 28, 1998

/s/ Harry G. Pappas, Jr.
_________________________
Harry G. Pappas, Jr.        Director                         September 28, 1998

/s/ William R. Klumb
_________________________
William R. Klumb            Director                         September 28, 1998

/s/ Gerald Zamensky
_________________________
Gerald Zamensky             Director                         September 28, 1998



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